Exhibit 5
                                                                     ---------


                            JOINT FILING AGREEMENT
                          Dated as of January 5, 2004


          In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of MatlinPatterson LLC, MatlinPatterson Asset Management LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Global Partners LLC, MatlinPatterson Global Opportunities Partners L.P., MatlinPatterson Global Opportunities Partners (Bermuda) L.P., David J. Matlin and Mark R. Patterson, on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of NRG Energy, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 5th day of January 2004.


                                            MATLINPATTERSON LLC


                                            By:  /s/ Mark R. Patterson
                                                ------------------------------
                                                 Name:   Mark R. Patterson
                                                 Title:  Member


                                            MATLINPATTERSON ASSET MANAGEMENT
                                            LLC

                                            By:  /s/ Mark R. Patterson
                                                ------------------------------
                                                 Name:   Mark R. Patterson
                                                 Title:  Chairman


                                            MATLINPATTERSON GLOBAL ADVISERS
                                            LLC


                                            By:  /s/ Mark R. Patterson
                                                ------------------------------
                                                 Name:   Mark R. Patterson
                                                 Title:  Chairman



                                (Page 1 of 2)

                                            MATLINPATTERSON GLOBAL PARTNERS
                                            LLC


                                            By:  /s/ Mark R. Patterson
                                                ------------------------------
                                                 Name:   Mark R. Patterson
                                                 Title:  Director


                                            MATLINPATTERSON GLOBAL
                                            OPPORTUNITIES PARTNERS L.P.

                                            By: MatlinPatterson Global Partners
                                                LLC


                                            By:  /s/ Mark R. Patterson
                                                ------------------------------
                                                 Name:   Mark R. Patterson
                                                 Title:  Director


                                            MATLINPATTERSON GLOBAL
                                            OPPORTUNITIES PARTNERS (BERMUDA)
                                            L.P.

                                            By: MatlinPatterson Global Partners
                                                LLC


                                            By:  /s/ Mark R. Patterson
                                                ------------------------------
                                                 Name:   Mark R. Patterson
                                                 Title:  Director


                                            DAVID J. MATLIN


                                            By:  /s/ David J. Matlin
                                                ------------------------------
                                                 Name:   David J. Matlin


                                            MARK R. PATTERSON


                                            By:  /s/ Mark R. Patterson
                                                ------------------------------
                                                 Name:   Mark R. Patterson



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